September 15, 2015

TOUCHSTONE STRATEGIC TRUST

Touchstone Growth Allocation Fund

Supplement to the Prospectus, Summary Prospectus, and

Statement of Additional Information dated April 30, 2015

At a meeting of the Board of Trustees (the “Board”) of Touchstone Strategic Trust (the “Trust”) held on August 20, 2015 (the “Meeting”), the Board approved a proposal to reorganize the Touchstone Growth Allocation Fund (the “Growth Allocation Fund”) into the Touchstone Moderate Growth Allocation Fund (the “Moderate Growth Allocation Fund,” and together with the Growth Allocation Fund, the “Funds”) pursuant to an Agreement and Plan of Reorganization (the “Agreement”). The reorganization of the Growth Allocation Fund into the Moderate Growth Allocation Fund, both of which are series of the Trust, is referred to hereafter as the “Reorganization.”  In making its decision, the Board considered the recommendation of the Funds’ investment advisor, Touchstone Advisors, Inc. (the “Advisor”), that the Reorganization was advisable to provide potential efficiencies and economies of scale for the Funds.  The Reorganization does not require approval by shareholders.

Pursuant to the Agreement, the Growth Allocation Fund will transfer all of its assets and liabilities to the Moderate Growth Allocation Fund.  Immediately after the Reorganization, shareholders of the Growth Allocation Fund will own shares of the Moderate Growth Allocation Fund that are equal in value to the shares of the Growth Allocation Fund that they held immediately prior to the closing of the Reorganization (although the number of shares and the net asset value per share may be different).  Shareholders of the Growth Allocation Fund will not incur any sales charges or other transaction charges as a result of the Reorganization. Expenses associated with the Reorganization will be borne by the Advisor.

Effective as of the close of business on October 15, 2015, all classes of the Growth Allocation Fund will be closed to investments by new investors, except that the Growth Allocation Fund may continue to accept new investors from certain existing institutional relationships and systematic contributions from defined contribution and similar plans.  It is anticipated that the Reorganization will be consummated as of the close of business on or about November 20, 2015.  It is also intended that the Reorganization will qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, which means that generally no gain or loss will be recognized for federal income tax purposes by the Growth Allocation Fund or its shareholders as a direct result of the Reorganization.  However, on or about November 17, 2015, the Growth Allocation Fund may make an income and capital gains distribution to shareholders.  The Fund intends to make reasonable efforts to mitigate the tax impact to current shareholders.  Shareholders should consult their tax advisors regarding implications related to capital gains distributions.

At the Meeting, the Board also approved replacing the current sub-advisor to the Moderate Growth Allocation Fund, as well as a change to the Fund’s name and non-fundamental investment strategy, to take effect on or about November 23, 2015 following the closing of the Reorganization. The Board approved replacing Ibbotson Associates, Inc. as the sub-advisor to the Fund with Wilshire Associates Incorporated. The name of the Touchstone Moderate Growth Allocation Fund will be changed to the Touchstone Dynamic Global Allocation Fund.  There are no changes to the investment goal of the Fund in connection with the change in sub-advisor; the investment goal will remain capital appreciation. The Fund will continue to be a “fund-of-funds,” and will seek to achieve its investment goal by primarily investing opportunistically in a diversified portfolio of underlying equity and fixed-income funds (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds).  These underlying funds, in turn, will invest in a variety of U.S. and foreign equity and fixed-income securities.  The majority of the underlying funds in which the Fund invests will be affiliated funds; however, the Fund will have the ability to invest in unaffiliated underlying funds to the extent that the desired asset class exposure is not available through Touchstone Funds.  The target allocation of Fund assets among equity and fixed-income funds will shift from 70-90% equity and 10-30% fixed-income to approximately 45-75% equity and 25-55% fixed income.  Under normal conditions, the Fund (through its investment in underlying funds) will invest at least 40% of its portfolio in securities of issuers outside of the United States.

Shareholders of the Growth Allocation Fund will receive an Information Statement providing more information about the changes detailed herein prior to the Reorganization. For more information about the Moderate Growth Allocation Fund’s investment goal, strategies, and risks, see its Prospectus and Statement of Additional Information, including the supplement thereto dated September 15, 2015. You can obtain a copy of the Prospectus or Statement of Additional Information and all supplements by calling 1.800.543.0407, by writing the Trust at P.O. Box 9878, Providence, Rhode Island 02940-8078, or by visiting the website at TouchstoneInvestments.com.

Please contact your financial advisor or Touchstone at 1.800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, Rhode Island 02940-8078

Ph: 1.800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54CC-TST-TGQAX-S1-1509